UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2015

SUNSHINE HEART, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35312	68-0533453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota 55344

(Address of principal executive offices)  (Zip Code)

(952) 345-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2015, Sunshine Heart, Inc. (the “Company”) and Silicon Valley Bank (the “Bank”) entered into an amendment (the “Amendment”) to the Company’s loan and security agreement (the “Loan Agreement”).

The Amendment removes the existing requirement to raise a minimum of $20.0 million in unencumbered net cash proceeds from the issuance and sale by Borrower of its equity securities by March 31, 2016.  The Company has instead agreed to a liquidity covenant requiring it to maintain cash and cash equivalents in an amount equal to or greater than eight times Borrower’s monthly cash burn amount, calculated at the end of every month by an average of the preceding trailing three months.  The Amendment also increases the prepayment fees required to be paid by the Company by 2% overall, such that the Company may prepay the outstanding principal balance of the term loans in whole but not in part, subject to a prepayment fee of 5% of any amount prepaid if the prepayment occurs through and including the first anniversary of the funding date of the term loan, 4% of the amount prepaid if the prepayment occurs after the first anniversary of the funding date of the term loan through and including the second anniversary of the funding date of the term loan, and 3% of any amount prepaid after the second anniversary of the funding date of the term loan and prior to the maturity date.

Except as specifically amended by the Amendment, the Loan Agreement remains in full force and effect.

The foregoing summary is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference under this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On December 9, 2015, the Company issued a press release announcing the Amendment. A copy of the press release is furnished herewith as Exhibit 99.2 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Securities Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	First Amendment to Loan and Security Agreement between Sunshine Heart, Inc. and Silicon Valley Bank dated December 8, 2015.

99.2	Press Release issued by the Company dated December 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2015	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	First Amendment to Loan and Security Agreement between Sunshine Heart, Inc. and Silicon Valley Bank dated December 8, 2015.

99.2	Press Release issued by the Company dated December 9, 2015.